UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2023

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

91 Heartland Boulevard, Edgewood, New York 11717
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 6, 2023, the United States District Court for the Eastern District of New York (the “Court”) granted preliminary approval of the proposed settlement (the “Proposed Settlement”) of the consolidated derivative action captioned In re CPI Aerostructures Stockholder Derivative Litigation, Master File No. 1:20-cv-02092 (the “Consolidated Derivative Action”). The Proposed Settlement is subject to final approval by the Court. Previously, on June 10, 2022, CPI Aerostructures, Inc. (the “Company”) entered into a stipulation of settlement (the “Stipulation of Settlement”) with respect to the above-captioned Consolidated Derivative Action and two other actions pending in New York Supreme Court (Suffolk County): (1) Wurst, et al. v. Bazaar, et al., Index No. 605244/2021, and (2) Woodyard v. McCrosson, et al., Index No. 613169/2020 (together, the “State Actions”).

In addition to requiring final approval by the Court, the Proposed Settlement is subject to certain conditions, including the filing of the Stipulation of Settlement and sending notice to potential class members. The terms of the Proposed Settlement are set forth in the Stipulation of Settlement. The Proposed Settlement resolves all claims asserted against the Company and the other named defendants in connection with the Consolidated Derivative Action and the State Actions, and contains provisions that the settlement does not constitute an admission, concession, or finding of any fault, liability, or wrongdoing of any kind by the Company or any defendant. There can be no assurance that final approval of the Proposed Settlement will be granted by the Court.

As required by the preliminary approval order, the Notice of Proposed Derivative Settlement (the “Notice”) and the Stipulation of Settlement are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. This Current Report on Form 8-K can also be accessed via a link on the “Investor Relations” page of the Company’s website, https://investors.cpiaero.com/overview/default.aspx. Other information contained in or accessible through the Company’s website does not constitute part of, and is not incorporated into, this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit Number	Description
99.1	Notice of Proposed Derivative Settlement
99.2	Stipulation of Settlement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2023	CPI AEROSTRUCTURES, INC.

	By:	/s/ Dorith Hakim
Dorith Hakim
Chief Executive Officer

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